UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FRANKLIN ELECTRONICS PUBLISHERS, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders of FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED, a Pennsylvania corporation (the “Company”), will be held in the 11th Floor Conference Center of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York, on Wednesday, August 24, 2005, at 10:00 A.M., for the following purposes:

(1)	To elect eight directors of the Company to serve for a term of one year;

(2)	To approve the adoption of the Company’s 2005 Stock Option Plan;

(3)	To approve the adoption of the Company’s 2005 Restricted Stock Plan;

(4)	To ratify the appointment of Radin, Glass & Co., LLP as the independent auditors of the Company for the fiscal year ending March 31, 2006; and

(5)	To consider and act upon such other matters as may properly come before the meeting.

Only shareholders of record at the close of business on July 8, 2005 are entitled to vote at the meeting.

You are requested to fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope.

By order of the Board of Directors,

ARNOLD D. LEVITT,

Secretary

Burlington, New Jersey

July 22, 2005

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

August 24, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED (the “Company”) to be used at the annual meeting of shareholders of the Company which will be held in the 11th Floor Conference Center of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York, on Wednesday, August 24, 2005, at 10:00 A.M., and at any adjournments thereof.

Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted for the election of the named director nominees, for the adoption of the 2005 Stock Option Plan, for the adoption of the 2005 Restricted Stock Plan and for the ratification of the appointment of Radin, Glass & Co., LLP. Shareholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the meeting to serve as inspector of election at the meeting and who has executed and verified an oath of office. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the meeting for quorum purposes. The affirmative vote of (i) a plurality of the shares present at the meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors and (ii) a majority of the shares present at the meeting and entitled to vote on the subject matter is required to adopt the Company’s 2005 Stock Option Plan and 2005 Restricted Stock Plan, and ratify the selection of Radin, Glass & Co., LLP as the Company’s independent auditors and approve any other business which may properly come before the meeting. Abstentions will count as a vote against the proposals, other than the election of directors. Broker “non-votes” are not counted in the tabulations of the votes cast on any of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The proposals relating to the adoption of the Company’s 2005 Stock Option Plan and the Company’s 2005 Restricted Stock Plan are the only proposals at this meeting which involve a broker “non-vote.”

The principal executive offices of the Company are located at One Franklin Plaza, Burlington, New Jersey 08016-4907. The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to shareholders is July 22, 2005.

There were outstanding on July 8, 2005, 8,129,035 shares of common stock, $.01 par value (“Common Stock”) and 2,434 shares of Series A 10% Convertible Preferred Stock (the “Preferred Stock”). Holders of Common Stock of record at the close of business on July 8, 2005 will be entitled to one vote for each share of Common Stock of the Company then held. The holder of the Preferred Stock is entitled to one vote for each of the 486,800 shares of Common Stock into which the Preferred Stock is convertible.

ELECTION OF DIRECTORS

Eight directors will be elected at the meeting for a term of one year and until their respective successors shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock (including Common Stock into which Convertible Preferred Stock is convertible) present in person or by proxy at the meeting. Each proxy received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy. At this time, the Board of Directors of the Company knows of no reason why any nominee might be unable to serve. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

The Company’s Corporate Governance and Nominating Committee has reviewed the qualifications and independence of the nominees for director, and, with each member of the Committee abstaining as to himself, has recommended each of the other nominees for election to the Board of Directors.

Name of Nominee	Principal Occupation	Age	Year Became a Director
Edward H. Cohen	Counsel, Katten Muchin Rosenman LLP	66	1987
Barry J. Lipsky	President and Chief Executive Officer of the Company	54	1997
Leonard M. Lodish	Professor of Marketing, Wharton School of the University of Pennsylvania	61	1987
James Meister	Retired Executive, formerly President, Chief Executive Officer and Non-Executive Chairman, Kings Super Markets, Inc.	63	1996
Howard L. Morgan	President, Arca Group	59	1981
Jerry R. Schubel	President, Aquarium of the Pacific	69	1991
James H. Simons	Chairman of the Board, Renaissance Technologies Corp.	67	1983
William H. Turner	Dean, College of Business, Stony Brook University	65	1994

No family relationship exists between any director and executive officer of the Company.

Edward H. Cohen is counsel to the law firm of Katten Muchin Rosenman LLP, with which he has been affiliated since 1963. He is a director of Phillips-Van Heusen Corporation, Gilman & Ciocia, Inc., Levcor International, Inc. and Merrimac Industries, Inc.

Mr. Lipsky joined the Company as Vice President in February 1985. He was elected Executive Vice President of the Company in 1997, Interim President and Chief Operating Officer in April 1999 and President and Chief Executive Officer of the Company in May 1999. Mr. Lipsky has been a Director or Managing Director of the Company’s Hong Kong subsidiary since its inception in 1985. Prior to joining the Company and from 1972, Mr. Lipsky was employed by Mura Corporation of Hicksville, New York, a designer and importer of consumer electronics products and custom components. During his tenure at Mura, Mr. Lipsky held a variety of senior management positions, including product development and procurement, culminating in his election as Vice President of Operations, the position he held just prior to joining the Company.

Dr. Lodish is the Samuel R. Harrell Professor of Marketing at the Wharton School of the University of Pennsylvania and for the past three years has been the Vice Dean, Wharton West at the Wharton School. He has

been a Professor of Marketing since 1976, and was Chairman of the Marketing Department of the Wharton School from 1984 to 1988 and 1992 to 1994. He is a director of J&J Snack Foods, Inc., a producer and marketer of specialty foods and DecisionOne, Inc., a technology and infrastructure outsourcer.

Mr. Meister retired in August 2004 after serving as the Non-Executive Chairman of Kings Super Markets, Inc. since October 2003. Mr. Meister retired in July 1998 after twenty-four years of service with Kings Super Markets, Inc., a food retailer owned by Marks & Spencer p.l.c. Mr. Meister was President and Chief Executive Officer of Kings Super Markets from 1988 until his retirement. He is a director of Sygen International, plc, a life sciences company in the United Kingdom, a member of its Audit Committee and Chairman of its Remuneration Committee.

Dr. Morgan is, and for more than the past five years has been, President of Arca Group, Inc., a consulting and investment management firm, and since January 1999 has been a director of and consultant to Idealab, which creates and operates internet companies. Dr. Morgan was Professor of Decision Sciences at the Wharton School of the University of Pennsylvania from 1972 through 1986. He is a director of Unitronix Corp., a software supplier, and Segue Software, Inc., a developer of automated software systems.

Dr. Schubel became President and Chief Executive Officer of the Aquarium of the Pacific in Long Beach, California in June 2002. Prior to that he was President and Chief Executive Officer of the New England Aquarium from 1994 to 2001, and Dean and Director of the Marine Sciences Research Center of the State University of New York at Stony Brook from 1974 to 1994. He is a director of the International Resources Group.

Dr. Simons has been Chairman of the Board and President of Renaissance Technologies Corp. since 1982. He became Chairman of the Board of the Company in 1997. Dr. Simons is a director of Segue Software, Inc., the Paul Simons Foundation, The Simons Foundation, and Math for America Foundation.

Mr. Turner has been the Dean of the College of Business of Stony Brook University since January 2004. Mr. Turner was Senior Partner of Summus Ltd., a consulting firm, from October 2002 to December 2003. Mr. Turner retired as Chairman of PNC Bank, New Jersey in September 2002 after joining the bank as President in August, 1997. He served as President and Co-Chief Executive Officer of the Company from October 1, 1996 to August 1997. Prior to joining the Company, he was Vice Chairman of The Chase Manhattan Bank. For more than the prior thirty years, Mr. Turner held a variety of positions at Chemical Banking Corporation prior to its merger with Chase Manhattan Bank. Mr. Turner is a director of Standard Motor Products, Inc., a manufacturer of automotive replacement products, Volt Information Sciences, Inc., a provider of varied equipment and services to the telecommunications and print media industries, and New Jersey Resources Corporation, a provider of energy services.

Drs. Morgan, Lodish, Simons and Schubel and Messrs. Cohen, Meister, and Turner are “independent” as defined in Section 121(A) of the American Stock Exchange listing standards.

Committees of the Board of Directors

The Board of Directors of the Company has three standing committees: an Audit Committee, a Stock Option and Compensation Committee (the “Compensation Committee”), and a Corporate Governance and Nominating Committee.

The Audit Committee currently consists of Dr. Morgan and Messrs. Meister and Cohen. All current members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards and Rule 10A-3 of Securities Exchange Act of 1934, as amended. The Audit Committee’s function is to provide assistance to the Board of Directors in fulfilling the Board’s oversight functions relating to the quality and integrity of the Company’s financial reports, monitor the Company’s financial reporting process and internal control system, and perform such other activities consistent with its charter and the Company’s By-laws as the Audit Committee or the Board of Directors deems appropriate. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee must pre-approve all audit and non-audit services to be provided to the Company by its outside auditors. The Audit Committee carries out all functions required to be performed by it by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws. The Board of Directors has determined that Dr. Morgan, in addition to being “independent”, qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Exchange Act. During the fiscal year ended March 31, 2005, the Audit Committee met or acted by unanimous consent on nine occasions. The Audit Committee has adopted a written charter, a copy of which is attached as Exhibit A to the Company’s 2003 Proxy Statement.

Drs. Simons and Morgan and Mr. Meister currently serve on the Compensation Committee. All current members of the Compensation Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards. The Compensation Committee is charged with administering the Company’s 1988 Stock Option Plan and 1998 Stock Option Plan, as amended and restated, and setting the compensation levels, including salaries and bonuses, of the Chief Executive Officer and senior executives of the Company. The Compensation Committee met or acted by unanimous consent on seven occasions during the fiscal year ended March 31, 2005.

The Corporate Governance and Nominating Committee currently consists of Drs. Morgan, Lodish and Schubel and Messrs. Cohen, Meister, and Turner. Each member of the Corporate Governance and Nominating Committee is independent as defined in Section 121(A) of the American Stock Exchange listing standards. The Corporate Governance and Nominating Committee is responsible for (1) identifying and recommending to the Board of Directors individuals qualified to become Board and Committee members; (2) maintaining that a majority of the Board of Directors members are independent and that all the members of the Audit, Compensation and the Corporate Governance and Nominating Committees are independent as required; (3) developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and (4) addressing corporate governance issues and recommending proposals and actions for the Board’s consideration. The Company has not paid any third party a fee to assist in the process of identifying and evaluating candidates for director. The Company has not received any nominees for director from a stockholder who owns more than 5% of the Company’s voting stock. The Corporate Governance and Nominating Committee’s charter is available on the Company’s website at www.franklin.com. During the fiscal year ended March 31, 2005, the Corporate Governance and Nominating Committee met or acted by unanimous consent on two occasions.

During the fiscal year ended March 31, 2005, the Board of Directors met or acted by unanimous consent on seven occasions. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of any Committees of the Board on which they served.

The Company does not have a policy on attendance by directors at the Company’s Annual Meeting. All of the current directors attended the Company’s 2004 Annual Meeting held on August 25, 2004.

Nominations For The Board Of Directors

The Corporate Governance and Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications, including their independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. There are no specific, minimum or absolute criteria for Board membership. The Corporate Governance and Nominating Committee seeks directors who have demonstrated an ethical and successful career. This may include experience as a senior executive of a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Corporate Governance and Nominating Committee shall determine shall qualify an individual for Board service. The Corporate Governance and Nominating Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the American Stock Exchange and/or the Securities and Exchange Commission. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to nominating an existing director for re-election to the Board, the Corporate Governance and Nominating Committee will consider and review such existing director’s Board and Committee attendance and performance, independence, experience, skills and the contributions that the existing director brings to the Board.

The Corporate Governance and Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Corporate Governance and Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential director candidates. The Board retains complete independence in making nominations for election to the Board.

The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by shareholders in compliance with the Company’s procedures and subject to applicable inquiries. The Corporate Governance and Nominating Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder may recommend nominees for director at least 120 calendar days prior to the date on which the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, by writing to Arnold D. Levitt, Secretary, Franklin Electronic Publishers, Incorporated, One Franklin Plaza, Burlington, NJ 08016, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of the Company’s securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with the Company, the nominee and/or the shareholder submitting the nomination, and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to Edward H. Cohen, the Chair of the Corporate Governance and Nominating Committee, for further review and consideration in accordance with this policy. Any such shareholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Shareholder Communications With The Board Of Directors

Any shareholder or other interested party who desires to communicate with the Company’s Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Barry J. Lipsky, Chief Executive Officer, Franklin Electronic Publishers, Incorporated, One Franklin Plaza, Burlington, NJ 08016. Communications may be addressed to the Chairman of the Board, an individual director, a Board Committee, the non-management directors or the full Board. Communications received by the Chairman of the Board will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material and/or communications offering to buy or sell products or services.

The Board of Directors unanimously recommends a vote in favor of the election of the eight named nominees to the Company’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Common Stock as of July 8, 2005 by (i) all those known by the Company to be the beneficial owners of more than five percent of the Common Stock, (ii) all directors and nominees for director, (iii) each present executive officer of the Company named in the Summary Compensation Table on page 8 hereof and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares listed as beneficially owned by such shareholder.

Name and Address of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership		Percent of Class
Bermuda Trust Company Ltd. Trustee Compass Point, 9 Bermudian Road Hamilton HM11, Bermuda	Beneficial owner of 5% or more of Common Stock	1,684,640	(1)	20.7%
James H. Simons c/o Renaissance Technologies Corp. 800 Third Avenue New York, NY 10022	Director	1,007,973	(2)	11.6%
Marcy Lewis 11111 Biscayne Boulevard North Miami, FL 33181	Beneficial owner of 5% or more of Common Stock	669,900	(3)	8.2%
Barry J. Lipsky(4)	President, Chief Executive Officer and Director	494,151		5.8%
Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	Beneficial owner of 5% or more of Common Stock	433,600	(5)	5.3%
Arnold D. Levitt(4)	Senior Vice President, Chief Financial Officer, Secretary and Treasurer	168,601		2.0%
Howard L. Morgan(4)	Director	150,836	(6)	1.8%
Jerry R. Schubel(4)	Director	108,979		1.3%
William H. Turner(4)	Director	109,150		1.3%
Leonard M. Lodish(4)	Director	107,836		1.3%
Edward H. Cohen(4)	Director	99,252		1.2%
James Meister(4)	Director	87,211		1.1%
Walter Schillings(4)	Managing Director, European Operations	49,964		*
Michael A. Crincoli(4)	Vice President, North American Operations	23,964		*
Kevin M. Port(4)	Vice President, International Operations	—		*

All executive officers and directors as a group (12 persons)		2,333,989		27.1%

*	less than 1%
(1)	Held by Bermuda Trust Company Ltd. as trustee of a trust of which James H. Simons and members of his immediate family are beneficiaries.

(2)	Includes 16,954 shares held by or for the benefit of members of Dr. Simons’ immediate family, 53 shares held by Renaissance Ventures Ltd., of which Dr. Simons is the chairman and sole shareholder, and 486,800 shares which may be issued upon conversion of 2,434 shares of the Preferred Stock. Does not include shares held by the Bermuda Trust Company, Ltd. Dr. Simons disclaims beneficial ownership of the shares held by the Bermuda Trust Company, Ltd.
(3)	Information as to shares of Common Stock owned by Marcy Lewis is as set forth in an amendment to Schedule 13G dated January 13, 2005 as filed with the Securities and Exchange Commission.
(4)	The address of the directors and executive officers of the Company is Franklin Electronic Publishers, Incorporated, One Franklin Plaza, Burlington, New Jersey 08016.
(5)	Information as to shares of Common Stock owned by Dimensional Fund Advisors is as of December 31, 2004 as set forth in an amendment to Schedule 13G dated February 9, 2005 as filed with the Securities and Exchange Commission.
(6)	Includes 5,250 shares held for the benefit of Dr. Morgan’s children.

The foregoing table also includes shares of Common Stock which the following directors have the right to acquire within sixty days upon the exercise of options: Dr. Simons, 94,168 shares; Mr. Lipsky, 444,829 shares; Dr. Morgan, 111,586 shares; Mr. Cohen, 94,166 shares; Dr. Schubel, 94,166 shares; Mr. Turner, 86,150 shares; Dr. Lodish, 97,836 shares; and Mr. Meister 81,211 shares. The foregoing table also includes 232,529 shares which all executive officers who are not directors, as a group, have the right to acquire within sixty days upon the exercise of options.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934, as amended, and on representations from its executive officers and directors and persons who beneficially own more than 10% of the Common Stock, all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with in a timely manner during the fiscal year ended March 31, 2005, except: Barry J. Lipsky and Arnold D. Levitt each filed a late Statement of Changes in Beneficial Ownership on Form 4 with respect to options granted on October 4, 2004; James Meister, William Turner, Edward H. Cohen, Dr. James Simons, Dr. Jerry R. Schubel, and Dr. Howard L. Morgan each filed a late Statement of Changes in Beneficial Ownership on Form 4 with respect to options granted on January 3, 2005; Michael A. Crincoli filed a late Initial Statement of Beneficial Ownership of Securities on Form 3 with respect to becoming subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, on October 1, 2003 and a late Statement of Changes in Beneficial Ownership on Form 4 with respect to options granted on October 8, 2003 and October 4, 2004; Walter Schillings filed a late Initial Statement of Beneficial Ownership of Securities on Form 3 with respect to becoming subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, on October 1, 2004 and a late Statement of Changes in Beneficial Ownership on Form 4 with respect to options granted on October 4, 2004; and Kevin M. Port filed a late Initial Statement of Beneficial Ownership of Securities on Form 3 with respect to becoming subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, on December 6, 2004 and a late Statement of Changes in Beneficial Ownership on Form 4 with respect to options granted on December 6, 2004.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes all plan and non-plan compensation awarded to, earned by, or paid to the person who served as the Company’s chief executive officer during the last fiscal year and its four most highly compensated executive officers, other than the chief executive officer (together, the “Named Executive Officers”), who were serving as executive officers of the Company or one of its subsidiaries or divisions during and at the end of the Company’s last fiscal year, for services rendered in all capacities to the Company and its subsidiaries for each of the Company’s last three fiscal years:

		Annual Compensation			Long-Term Compensation Awards Securities Underlying Options #	All Other(3) Compensation $
Name and Principal Position	Year	Salary $	Bonus $	Other(2) Annual Compensation $
Barry J. Lipsky President and Chief Executive Officer	2005 2004 2003	360,000 348,294 339,798	97,433 78,920 63,920	15,000 15,000 15,000	37,500 30,000 30,000	7,990 7,840 7,900

Arnold D. Levitt Senior Vice President, Chief Financial Officer and Treasurer	2005 2004 2003	240,000 232,134 226,473	48,716 39,460 27,537	24,000 24,000 24,000	25,000 20,000 20,000	7,507 7,357 7,396

Michael A. Crincoli Vice President, North American Operations	2005 2004 2003	180,000 168,000 160,000	39,732 35,019 18,443	10,000 10,000 10,000	15,000 10,000 3,000	6,840 6,129 5,427

Walter Schillings Managing Director, European Operations	2005 2004 2003	170,507 145,093 118,261	40,781 47,389 28,712	11,183 10,441 8,828	5,000 3,000 3,000	1,346 2,039 1,723

Kevin M. Port(1) Vice President, International Operations	2005	36,923	7,500	3,077	15,000	621

(1)	Mr. Port’s compensation represents the amount earned since Mr. Port became employed by the Company on December 6, 2004.
(2)	Other Annual Compensation includes auto and other allowances.
(3)	All other Compensation consists of Company 401(k) contributions and Company paid group life insurance.

No other annual compensation, stock appreciation rights, long-term restricted stock awards or long-term incentive plan payouts (as defined in the proxy regulations of the Securities and Exchange Commission) were awarded to, earned by, or paid to the Named Executive Officers during any of the Company’s last three fiscal years.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information with respect to grants of stock options to purchase Common Stock pursuant to the 1998 Stock Option Plan, as amended and restated, granted to the Named Executive Officers during the fiscal year ended March 31, 2005.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted #(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price $/sh	Expiration Date
Name					5% $	10% $
Barry J. Lipsky	37,500	11.6%	$3.84	10/04/14	90,561	229,499
Arnold D. Levitt	25,000	7.7%	$3.84	10/04/14	60,374	152,999
Michael A. Crincoli	15,000	4.6%	$3.84	10/04/14	36,224	91,800
Walter Schillings	5,000	1.5%	$3.84	10/04/14	12,075	30,600
Kevin M. Port	15,000	4.6%	$4.15	12/06/14	39,149	99,210

(1)	Options with respect to one-fourth of the shares become exercisable on each of the first, second, third and fourth anniversaries of the date of grant.

FISCAL YEAR-END OPTION VALUES

The following table sets forth information regarding unexercised stock options held by the Named Executive Officers as of March 31, 2005. No stock options were exercised by the Named Executive Officers during the fiscal year ended March 31, 2005.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs At FY-End ($)(1) Exercisable/Unexercisable
Barry J. Lipsky	429,829/109,030	103,594/86,431
Arnold D. Levitt	148,601/59,867	54,448/52,749
Michael A. Crincoli	22,714/25,238	9,431/14,290
Walter Schillings	47,964/12,488	11,791/9,170
Kevin M. Port	0/15,000	0/0

(1)	Fair market value of securities underlying options at fiscal year end minus exercise price.

COMPENSATION OF DIRECTORS

Each director of the Company who is not an employee of the Company or any of its subsidiaries receives, for his services as a director of the Company, a non-discretionary annual grant of options under the 1998 Stock Option Plan, as amended and restated, to purchase the number of shares of Common Stock equal to the greater of (x) 3,000 or (y) the number derived by dividing $30,000 by the fair market value of a share of Common Stock on the date of grant. For the fiscal year ended March 31, 2005, in addition to the stock options described above, each non-employee director, other than Dr. Simons, received an annual fee of $10,000 for serving on the Board of Directors. Members of the Audit and Compensation Committees, other than Dr. Simons, received an additional fee of $2,500.

EMPLOYMENT CONTRACTS, TERMINATION OF

EMPLOYMENT AND CHANGE-IN-CONTROL

ARRANGEMENTS

The Company has instituted a severance policy for each of its employees in the United States that provides that if such employee is terminated by the Company without cause (cause shall include failure to report for work), he or she shall receive his or her then base salary and shall continue to be covered under his or her benefit plan for a number of weeks equal to the number of full years of prior employment, plus one week. For executive officers, except those having written contracts of employment, a separate policy provides for severance of one-and one-half (1 1/2) months salary for each year of employment and for the acceleration of the vesting of stock options in certain instances on termination of employment or in connection with certain changes in control of the Company.

Mr. Schillings is employed as Managing Director, European Operations pursuant to an employment agreement with Franklin Electronic Publishers Deutschland GmbH, a wholly owned subsidiary of the Company. Mr. Schillings is required to devote his full working time to the affairs of Franklin Electronic Publishers Deutschland GmbH. Under his agreement, Mr. Schillings receives an annual base salary (currently set at $170,507), is provided with a car and also receives payments of up to $1,346 annually for a premium on life insurance. Mr. Schillings is also entitled to participate in a management incentive plan based upon profits of the European Operations. The agreement provides that if Mr. Schillings is terminated without “important cause” (as defined therein) and other than due to a change of control of the Company, he will receive a payment equal to his then current salary for the remainder of the term and a bonus determined by business performance. If Mr. Schillings is terminated following a change of control of the Company, he will receive an amount equal to the greater of (i) two years of his then current salary or (ii) the current salary for the completion of term, and a bonus determined by business performance. If Mr. Schillings terminates his employment prior to the completion of the term of this agreement, he will continue his management duties and responsibilities for at least six months following his termination. The agreement also provides that Mr. Schillings shall not perform for a period of one year after the termination of the agreement any services for any firm or company carrying on the business in electronic publishing within Germany or other country in the European community, in which Franklin Electronic Publishers Deutschland GmbH operates as of the date of termination which is or is likely to be in competition with any business carried on or proposed to be carried on at the date of such determination by Franklin Electronic Publishers Deutschland GmbH or any other related company. Mr. Schillings cannot carry on business with such competitors on his own or on the behalf of any other person and cannot acquire any shares in such companies that carry on business in competition with Franklin Electronic Publishers Deutschland GmbH. For such period, Mr. Schillings shall be paid 50% of his last monthly paid salary. The term of Mr. Schillings’ employment agreement expires on February 16, 2006.

Mr. Port is employed as Vice President, International Operations, pursuant to a letter agreement with the Company. Under his agreement, Mr. Port receives an annual base salary (currently set at $150,000) and is eligible for his first merit increase in January 2006 during the Company’s annual review process. Mr. Port is also eligible to participate in a management incentive plan which is based on the sales and profits of international operations. Mr. Port is also eligible to receive certain relocation benefits for one year from his official date of hire. Mr. Port is required to repay such relocation benefits if he separates from the Company voluntarily or with cause within one year of his date of employment. Under the agreement, Mr. Port also receives an auto allowance of $10,000 annually and is able to participate in the Company’s major medical, life insurance, dental, disability and 401(k) plans. The agreement also provides that if Mr. Port is terminated by the Company “without Cause” within the first 12 months of his employment, he shall receive for three months after termination a base salary at the then current rate and medical and dental benefits, life insurance coverage and disability coverage on terms and conditions no less favorable than as in effect immediately before termination. Mr. Port is covered by the Company’s severance policy for employees in the United States after the first 12 months of his employment.

Mr. Crincoli is employed as Vice President, North American Operations pursuant to a letter agreement with the Company. Under his agreement, Mr. Crincoli receives an annual base salary (currently set at $180,000) and is eligible for merit increases during the Company’s annual review process. Mr. Crincoli is also eligible to participate in a management incentive plan which is based on sales and profits of the North American Operations. Mr. Crincoli also receives an auto allowance of $10,000 annually and is eligible to participate in the Company’s major medical, life insurance, dental, disability and 401(k) plans. Mr. Crincoli is covered by the Company’s severance policy for employees in the United States.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The members of the Compensation Committee for the fiscal year ended March 31, 2005 were Howard Morgan, James Meister and James Simons. None of the members of the Compensation Committee were, during such year, an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company. In addition, no executive officer of the Company served as a director or a member of the compensation committee of any other entity one of whose executive officers served as a director or on the Compensation Committee of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The responsibilities of the Compensation Committee include administering the 1988 Stock Option Plan and the 1998 Stock Option Plan, as amended and restated, and setting the compensation levels, including salaries and bonuses, of the Chief Executive Officer and other senior executives of the Company.

Overall Policy

The Compensation Committee has structured the Company’s compensation program (i) to compensate its senior executive officers on an annual basis with a cash salary at a sufficient level to retain and motivate these senior executives, (ii) to link a portion of senior executive compensation to the Company’s performance by means of annual bonuses, and (iii) to link a portion of senior executive compensation to appreciation of the Company’s stock price by means of stock options. The objectives of this strategy are to attract and retain effective and highly qualified senior executives, to motivate senior executives to achieve the goals inherent in the Company’s business strategy, and to link senior executive and shareholder interest through stock options.

Base Salaries

Annual base salaries for the senior executive officers are determined by evaluating the performance of the individuals and their contributions to the performance of the Company and are based on the recommendation of the Company’s chief executive officer. Financial results, as well as non-financial measures such as the magnitude of responsibility of the position, individual experience, and the Compensation Committee’s knowledge of compensation practices for comparable positions at other companies are considered.

In establishing Mr. Lipsky’s annual base salary of $372,000 for the fiscal year ending March 31, 2006, the Compensation Committee took into account the base salaries for presidents at companies of comparable size and complexity, both public and private, known to members of the Compensation Committee and Mr. Lipsky’s future anticipated contributions to the Company.

Bonus Plan

The Company’s bonus plan has been used to provide incentives for the Company’s executives and employees by tying profitability to an annual cash bonus distribution. The Company’s bonus plan is intended to focus the executives’ attention on short-term or annual business results and to award a bonus to certain employees each year based on their contributions to the profits of the Company.

For the 2006 fiscal year, the Company will pay incentive bonuses to those of the Senior Executive Officers who remain in the Company’s employ for the entire year. The incentive bonus pool will consist of an amount equal to 10% of the Company’s income before taxes and shall be distributed as follows: 4% of consolidated pre-tax earnings shall be paid to Mr. Lipsky, President and Chief Executive Officer of the Company, with the remaining 6% of consolidated pre-tax earnings to be shared by the other Executive Officers in amounts not to exceed 2% of consolidated pre-tax earnings to any one participating Senior Executive Officer as determined by the Compensation Committee on the recommendation of Mr. Lipsky.

Long-Term Incentives

Under the 1998 Stock Option Plan, as amended and restated, stock options are granted to executives and key employees of the Company. Stock options are designed to focus the executives’ attention on long term stock values and to align the interests of executives with those of the shareholders. Stock options are granted at prices equal to the fair market value at the date of grant, are not exercisable until the first anniversary of the date of grant and do not become fully exercisable until the fourth anniversary of the date of grant. The options generally remain exercisable during employment until the tenth anniversary of the date of grant. This approach provides an incentive to executives to increase shareholder value over the long term since the full benefit of the options cannot be realized unless stock price appreciation occurs over a number of years.

Compensation Committee

Howard L. Morgan

James Meister

James H. Simons

PERFORMANCE GRAPH

The following performance graph is a line graph comparing the yearly change in the cumulative total shareholder return on the Common Stock against the cumulative return of the Russell 3000 companies, and a line of business index comprised of the Russell 3000 Publishing companies for the five fiscal years ended March 31, 2005.

Value of $100.00 Invested over five years:

Franklin Electronic Publishers, Incorporated	$55.43
Russell 3000 Companies	$88.21
Peer Group	$132.63

AUDIT COMMITTEE REPORT

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board. The Audit Committee operates under a written charter adopted by the Board which is attached as Exhibit A to the Company’s 2003 Proxy Statement.

The Audit Committee has met and held discussions with management and Radin, Glass & Co., LLP, the Company’s independent auditors. Management represented to the Audit Committee that the Company’s financial statements for the year ended March 31, 2005 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

Based on the foregoing, we have recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2005, for filing with the Securities and Exchange Commission.

Audit Committee

Howard Morgan

James Meister

Edward H. Cohen

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The law firm of Katten Muchin Rosenman LLP, of which Mr. Cohen is counsel, was engaged as the Company’s outside counsel for the fiscal year ended March 31, 2005 and will continue to be so engaged for the fiscal year ending March 31, 2006. Legal fees for services rendered by Katten Muchin Rosenman LLP to the Company during the fiscal year ended March 31, 2005, did not exceed 5% of the revenues of such firm for its most recent fiscal year. Mr. Cohen does not share in the fees paid by the Company to Katten Muchin Rosenman LLP and Mr. Cohen’s compensation is not based on such fees.

ADOPTION OF THE COMPANY’S 2005 STOCK OPTION PLAN

On May 16, 2005, the Compensation Committee adopted, subject to shareholder approval, the 2005 Stock Option Plan (“2005 Option Plan”) which will become effective on October 1, 2005. The 2005 Option Plan is intended to replace the 1998 Stock Option Plan, as amended and restated, which has, as of July 8, 2005, 337,927 shares available for grant, a number insufficient to enable the Company to continue to provide the proper incentive to its employees and directors. The following summary of certain features of the 2005 Option Plan is qualified in its entirety by reference to the full text of the 2005 Option Plan, which is attached to this proxy statement as Exhibit A.

The Board of Directors recommends a vote FOR the adoption of the 2005 Option Plan. Proxies received in response to this solicitation will be voted FOR the adoption of the 2005 Option Plan unless otherwise specified in the proxy.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting is required for approval of this proposal.

Nature and Purpose of the 2005 Option Plan

The purpose of the 2005 Option Plan is to induce key personnel, including employees, officers, directors and independent contractors, to remain in the employ or service of the Company and its present and future subsidiary corporations (“Subsidiaries”), to attract new key personnel to the employ or service of the Company and the Subsidiaries and to encourage such key personnel to secure or increase on reasonable terms their stock ownership in the Company. The Board believes that the granting of stock options (“Options”) under the 2005 Option Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company.

Stock Subject to 2005 Option Plan.

1,500,000 of the authorized but unissued shares of the Common Stock may be issued upon the exercise of Options granted under the 2005 Option Plan and will be reserved for such issue; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the 2005 Option Plan. The market value of the Common Stock as reflected in the closing sale price of a share of Common Stock on the American Stock Exchange on July 8, 2005, was $3.60.

Duration and Modification

The 2005 Option Plan will terminate not later than September 30, 2015. The Board may at any time make such modifications of the 2005 Option Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the American Stock Exchange or such other exchange on which the Company’s securities shall be listed or traded, any such modification shall be subject to the approval of the shareholders of the Company. However, the Board may not, without approval by the shareholders of the Company representing a majority of the outstanding shares of the Common Stock present in person or by proxy at any special or annual meeting of the shareholders, increase the number of shares of the Common Stock as to which Options which are intended to be incentive stock options may be granted under the 2005 Option Plan (as adjusted in accordance with the provisions of Section 13 of the 2005 Option Plan), or change the class of persons eligible to receive Options which are intended to be incentive stock options in the 2005 Option Plan. No termination or amendment of the 2005 Option Plan may, without the consent of the Participant (as defined below) to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

Administration

The 2005 Option Plan will be administered by the Compensation Committee. The Compensation Committee consists of three members of the Board. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of, the Board. The present members of the Compensation Committee are Drs. Simons and Morgan and Mr. Meister. The Compensation Committee will have the complete authority, in its discretion, to interpret the 2005 Option Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the option agreements or certificates which evidence Options, to determine the individuals (the “Participants”) to whom and the times and the prices at which Options will be granted, the periods during which Options will be exercisable, the number of shares of the Common Stock to be subject to Options and to make all other determinations necessary or advisable for the administration of the 2005 Option Plan. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Compensation Committee in its discretion shall deem relevant. The Compensation Committee has the authority to grant Options that are (a) “incentive stock options” (as defined by the provisions of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”)), (b) Options which are not incentive stock options (“non-incentive stock options”) or (c) a combination thereof. The members of the Compensation Committee receive $2,500 annually for serving on the Compensation Committee.

Eligibility and Extent of Participation

An Option may be granted only to (a) key employees of the Company or a Subsidiary (including officers and/or directors), (b) directors of the Company who are not employees or officers of the Company or a Subsidiary, (c) independent contractors hired by the Company or a Subsidiary to provide consulting services for the Company or a Subsidiary and (d) employees of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume. As of July 8, 2005, approximately 210 persons were eligible to receive Options pursuant to the 2005 Option Plan. No single Participant may receive Options under the Option Plan in any one fiscal year of the Company to purchase more than 100,000 shares of Common Stock. Except as otherwise provided in Section 20 of the 2005 Option Plan, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the 2005 Option Plan or any other stock option plan of the Company) shall not exceed $100,000. Incentive stock options shall only be granted to employees of the Company or a subsidiary (within the meaning of Code Section 424(f)).

Each director of the Company who is not an employee of the Company or any of its Subsidiaries (“Outside Director”) will receive, for his services as a director of the Company, a non-discretionary annual grant of Options under the 2005 Option Plan to purchase the number of shares of Common Stock equal to the greater of (x) 3,000 or (y) the number derived by dividing $30,000 by the fair market value of a share of Common Stock on the date of grant, decreased by the number of Options granted to such Outside Director pursuant to Section 22B(I) of the Company’s 1998 Stock Option Plan, as amended and restated. If an Outside Director shall become an Outside Director subsequent to the first business day of January during any year, on the first business day on which he or she shall be an Outside Director, he or she shall be granted an Option to purchase the number of shares of Common Stock determined by formula above pro rated for the number of regularly scheduled Board meetings attended. The term of each Option granted to the Outside Directors is 10 years.

Exercise of Options

Unless otherwise provided by the Compensation Committee at the time an Option is granted, and other than in the case of the grants of Options to Outside Directors, an Option will be exercisable one-fourth on the first anniversary of the date of grant, two-fourths on the second anniversary of the date of grant, three-fourths on the third anniversary of the date of grant and in full on the fourth anniversary of the date of grant. An Option granted to an Outside Director will be exercisable in full six months after the date of grant.

An Option may be exercised by a written notice with respect to a specified number of shares and payment of the exercise price for the number of shares specified. The exercise price of an Option may be paid in cash or in shares of Common Stock which have been owned by the Participant for a minimum period of six months having a fair market value on the date of delivery equal to the portion of the option price so paid; provided, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Securities Exchange Act of 1934, as amended, the Compensation Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and to receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise. The initial per share exercise price for an incentive stock option may not be less than the fair market value of a share of Common Stock on the date of grant; provided, however, that in the case of a Participant who, on the date of grant, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price for an incentive stock option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant. The initial per share exercise price for a non-incentive stock option may not be less than fair market value of a share of Common Stock on the date of grant. The initial per share exercise price for the options granted to non-employee directors is the fair market value of the Common Stock on the date of grant. For all purposes of the 2005 Option Plan, the fair market value of a share of the Common Stock on any date shall be equal to (i) the closing sale price of the Common Stock on the American Stock Exchange on such date or (ii) if there is no sale of the Common Stock on the American Stock Exchange on such date, the average of the bid and asked prices on the American Stock Exchange at the close of the market on such date.

Term and Transferability

No Option granted pursuant to the 2005 Option Plan may be exercised more than 10 years after the date of grant, except that incentive stock options granted to Participants who own more than 10% of the total combined voting power of all classes of stock of the Company at the time of grant may not be exercised more than five years after the date of grant. Except as permitted by the Compensation Committee, no Option granted under the 2005 Option Plan is transferable by the optionee except by will and/or by the laws of descent and distribution. With the prior approval of the Compensation Committee, and subject to such limits as may be set by the Compensation Committee, an option which is a non-incentive stock option may be transferred for no consideration to or for the benefit of the optionee’s Immediate Family (as defined in the 2005 Option Plan), a trust for the exclusive benefit of the optionee’s Immediate Family or to a partnership or limited liability company whose sole owners are one or more members of the optionee’s Immediate Family.

Termination of Service

In the event a Participant leaves the employ or service of the Company and its Subsidiaries for any reason, whether voluntarily or otherwise, other than by reason of death, retirement on or subsequent to his or her 65th birthday or “Disability” (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto), each Option granted to such Participant shall, to the extent it is exercisable on the date of such termination of employment or service, terminate upon the earlier to occur of (i) the expiration of three months after the date of such termination of employment or service or (ii) the expiration date specified in such Option. In the event a Participant’s employment or service with the Company and its Subsidiaries terminates by reason of death, retirement on or subsequent to his or her 65th birthday or Disability, each Option granted to such Participant shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of six months after the date of such death or Disability or (ii) the expiration date specified in such Option. A Participant who is granted incentive stock options under the 2005 Option Plan and who retires on or subsequent to his or her 65th birthday must exercise such incentive stock options within three months after the date of such retirement to receive incentive stock option treatment (as further described below). If such Participant exercises incentive stock options after three months from the date of such retirement, his or her options will be treated as non-incentive stock options for tax purposes. Notwithstanding the foregoing, if the Committee determines, in its sole discretion, that the termination of the Participant’s employment is for “Cause,” the option shall expire immediately upon such termination. For purposes hereof, “Cause” shall mean with respect to any Participant (1) “cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company or any of the Subsidiaries and such Participant, or (2) in the absence of such an agreement, (A) the indictment of such Participant for any illegal conduct, (B) the commission of any act or failure to act by such Participant that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company or any of the Subsidiaries (or their respective employees), whether financially or otherwise, (C) any intentional violation by such Participant of any published rule or policy of the Company or any of the Subsidiaries, or (D) any violation by such Participant of the requirements any contract or agreement between the Company or any of the Subsidiaries and such Participant or this Plan (as in effect from time to time).

The number of shares available for grant under the 2005 Option Plan and covered by each Option granted under the 2005 Option Plan will be adjusted in the event of a stock dividend, reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Compensation Committee, in the event of any other change affecting the number or kind of the Company’s outstanding Common Stock. In the event of the dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, each outstanding but unexercised option will terminate unless assumed by the surviving corporation by an exchange or substitution of options for the number of securities of such surviving corporation where such substitution or exchange will not be treated as the grant of new options or a change in form of payment for purposes of Section 409A of the Code.

Federal Income Tax Consequences of Issuance and Exercise of Options

The following discussion of the Federal income tax consequences of the granting and exercise of options under the 2005 Option Plan, and the sale of Common Stock acquired as a result thereof, is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides.

Non-Incentive Stock Options:

No income will be recognized by an optionee at the time a non-incentive stock option is granted.

Ordinary (compensation) income will be recognized by an optionee at the time a non-incentive stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the exercise price. In the case of an optionee who is an employee of the Company or its subsidiaries, this ordinary income will also constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.

Capital gain or loss on a subsequent sale or other disposition of the shares of Common Stock acquired upon exercise of a non-incentive stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of a share acquired upon the exercise of the option will be equal to the sum of the exercise price of an option and the amount included in income with respect to the share upon exercise of the option.

If an optionee makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

The Company generally will be entitled to a deduction for Federal income tax purposes at such time, and in the same amount as the amount included in ordinary income by the optionee upon exercise of his or her non-incentive stock option, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

Incentive Stock Options:

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an optionee or a deduction to the Company. However, generally, for purposes of the alternative minimum tax, the excess of the fair market value on the exercise date of the shares issued to the optionee over the exercise price will be considered as part of the optionee’s income for the year in which the incentive stock option is exercised.

The sale of the shares of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will generally result in long-term capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive-stock option, an optionee must neither dispose of such shares within two years after the option is granted nor within one year after the exercise of the option. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the excess of the fair market value on the exercise date of the shares issued to the optionee over the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company will generally be entitled to a deduction equal to the amount of the ordinary income.

If an optionee makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a taxable disposition if the previously acquired shares were not held by the participant for the requisite holding period.

ADOPTION OF THE COMPANY’S 2005 RESTRICTED STOCK PLAN

On May 16, 2005, the Compensation Committee adopted, subject to shareholder approval, the 2005 Restricted Stock Plan (“2005 Restricted Plan”). The 2005 Restricted Plan will become effective upon shareholder approval. The 2005 Restricted Plan is intended to replace the Restricted Stock Plan, as amended and restated (the “Restricted Stock Plan”), since there are no further shares available for grant under the Restricted Stock Plan. The following summary of certain features of the 2005 Restricted Plan is qualified in its entirety by reference to the full text of the 2005 Restricted Plan, which is attached to this proxy statement as Exhibit B.

The Board of Directors recommends a vote FOR the adoption of the 2005 Restricted Plan. Proxies received in response to this solicitation will be voted FOR the adoption of the 2005 Restricted Plan unless otherwise specified in the proxy.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting is required for approval of this proposal.

Nature and Purpose of the 2005 Restricted Plan

The purpose of the 2005 Restricted Plan is to induce employees and types of independent contractors to remain in the employ or service of the Company and its Subsidiaries, to encourage ownership of shares in the Company by employees and certain independent contractors and to provide additional incentive for such persons to promote the success of the Company’s business.

Restricted Share Reserve

A Restricted Share Reserve will be established and credited with 50,000 shares of the Company’s Common Stock. All certificates for shares of Common Stock delivered under the 2005 Restricted Plan (“Restricted Shares”) will be subject to such restrictions as the Compensation Committee deems advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Compensation Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. In the event that the shares of the Common Stock should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, the number and kind of shares then remaining in the Restricted Share Reserve shall be appropriately adjusted to reflect such action. If any such adjustment shall result in a fractional share, such fraction shall be disregarded. Upon the allocation of any Restricted Shares, the Restricted Share Reserve shall be reduced by the number of Restricted Shares so allocated and upon the reacquisition of any Restricted Shares pursuant to Section 6 of the 2005 Restricted Plan, the Restricted Share Reserve shall be increased by the number of Restricted Shares so reacquired, and such Restricted Shares may again be the subject of allocation under the 2005 Restricted Plan. Distributions of Restricted Shares may, in the Board’s discretion, be made from authorized and unissued shares or from treasury shares. All authorized and unissued shares issued as Restricted Shares in accordance with the 2005 Restricted Plan shall be fully paid and nonassessable shares and free from preemptive rights. The market value of the Common Stock as reflected in the closing sale price of a share of Common Stock on the American Stock Exchange on July 8, 2005, was $3.60.

Administration

The 2005 Restricted Plan will be administered by the Compensation Committee. The Compensation Committee consists of three members of the Board. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of, the Board. The present members of the Compensation Committee are Drs. Simons and Morgan and Mr. Meister. A majority of the members of the Compensation Committee constitutes a quorum. All determinations of the Compensation Committee are made by a majority of its members present at a duly called meeting of the Compensation Committee at which a quorum is present. Subject to the provisions of the 2005 Restricted Plan, the Compensation Committee will have plenary authority in its discretion to select the individuals (the “Participants”) to whom Restricted Shares are allocated, the number of Restricted Shares to be included in each allocation, the time or times at which Restricted Shares are allocated (the “Allocation Date”) and whether the Restricted Shares included in any allocation are granted to the respective Participant or sold to the respective Participant and, if sold, the purchase price. The Compensation Committee will have discretionary authority to interpret the 2005 Restricted Plan and to prescribe, amend and rescind rules and regulations relating to it.

Eligibility

An allocation of Restricted Shares may be made only to (1) employees, including clerical employees, of the Company or its subsidiaries, and (2) independent contractors hired by the Company or its subsidiaries to provide, on a regular basis and for compensation, consulting services for the Company or its subsidiaries. As of July 8, 2005, approximately 210 persons were eligible to receive Restricted Shares pursuant to the 2005 Restricted Plan.

Factors Considered in Allocating Restricted Shares

In determining allocations of Restricted Shares to Participants, the Compensation Committee will take into account the duties of the respective Participants, their present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purpose of the 2005 Restricted Plan.

Restricted Shares

Except as otherwise provided in the following paragraph, the Restricted Shares allocated to a Participant may not be sold, assigned, transferred or otherwise disposed of, and may not be pledged or hypothecated, prior to the expiration of a three year period from the Allocation Date. In addition, if the Participant to whom Restricted Shares have been allocated leaves the employ or service of the Company or its subsidiaries for any reason (other than death) prior to the expiration of a three year period from the Allocation Date, he or she will redeliver such Restricted Shares to the Company immediately and, if the Participant paid for such Restricted Shares, the Company will pay to him, in redemption of such shares, an amount equal to the price paid by the employee for such Restricted Shares.

Anything in the 2005 Restricted Plan to the contrary notwithstanding, the restrictions set forth in the foregoing paragraph terminate as to all of the Restricted Shares allocated to a Participant upon such Participant’s death.

Upon the allocation to a Participant of Restricted Shares, the Participant will be a shareholder with respect to all the Restricted Shares represented by such certificate or certificates and, subject to the provisions of the 2005 Restricted Plan, will have the rights of a shareholder with respect to such Restricted Shares, including the right to vote such Restricted Shares and to receive all dividends and other distributions paid with respect to such Restricted Shares. In the event that the shares of Common Stock should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, all provisions of the 2005 Restricted Plan relating to restrictions and lapse of restrictions will be applicable to such new or additional or different shares or securities to the extent applicable to the Restricted Shares with respect to which they were distributed.

The Participant receiving Restricted Shares (a) will agree that such Restricted Shares are subject to, and will be held by him or her in accordance with all of the applicable terms and provisions of, the 2005 Restricted Plan; (b) will represent and warrant to the Company that he or she is acquiring the Restricted Shares for investment for his or her own account (unless there is then current a prospectus relating to the Restricted Shares under Section 10(a) of the Securities Act of 1933, as amended) and that he or she will not sell or otherwise dispose of said shares except in compliance with the Securities Act of 1933, as amended; (c) will agree that the Company may place on the certificates representing the Restricted Shares or new or additional or different shares or securities distributed with respect to the Restricted Shares such legend or legends as the Company may deem appropriate and that the Company may place a stop transfer order with respect to such Restricted Shares with the Transfer Agent(s) for the Common Stock; and (d) at his or her own option, (i) will be entitled to make the election permitted under Section 83(b) of the Internal Revenue Code to include in gross income in the taxable year in which the Restricted Shares are transferred to him or her, the excess of the fair market value of such shares at the time of transfer over the amount, if any, paid by the Participant for such shares, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or (ii) he or she may elect to include in gross income the excess of the fair market value of the Restricted Shares as of the date on which such restriction lapses over the amount, if any, paid by the Participant for such shares. The foregoing agreement, representation and warranty shall be contained in an agreement in writing which shall be delivered by the Participant to the Company. The Committee shall adopt, from time to time, such rules with respect to the return of executed agreements as it deems appropriate and failure by the Participant to comply with such rules shall terminate the allocation of such Restricted Shares to the Participant.

Amendment, Suspension or Termination of the 2005 Restricted Plan

The Board may at any time amend, suspend or terminate the 2005 Restricted Plan in whole or in part or make such modifications of the 2005 Restricted Plan as it deems advisable; provided, however, that to the extent required by applicable laws or the rules of the American Stock Exchange or such other exchange on which the Company’s securities shall be listed or traded, any such modification or termination will be subject to the approval of the shareholders of the Company; and provided further, however, that such amendment shall not affect adversely rights or obligations with respect to allocations theretofore made.

Federal Income Tax Consequences of the Allocation, Vesting, Sale and Forfeiture of Restricted Shares

The following discussion of the Federal income tax consequences of the issuance, vesting, sale and forfeiture of shares of Restricted Shares under the 2005 Restricted Plan is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a Participant may also be subject to state and local tax consequences in the jurisdiction in which he or she works and/or resides.

In general, no income will be recognized by a Participant at the time Restricted Shares are allocated to him or her. Ordinary income will be recognized by a Participant at the time his or her Restricted Shares “vest” (i.e., at the time the stock restrictions terminate with respect to such Restricted Shares and the Participant is no longer obligated to redeliver such Restricted Shares to the Company in the event of his or her termination of employment with the Company and its subsidiaries). The amount of such ordinary income with respect to each Restricted Share will equal the excess, if any, of the fair market value of a share of the Common Stock on the date the Restricted Shares vest, over the price paid by the Participant for the Restricted Shares, if any. This ordinary (compensation) income will also constitute wages subject to withholding by the Company. Any subsequent realized gain or loss will be a capital gain or loss with the Participant’s holding period measured from the date the stock restrictions terminate and with the Participant’s basis in each share being equal to the price paid by the Participant per share of Restricted Shares, if any, plus the amount of ordinary income, if any, recognized with respect to such Restricted Share.

Notwithstanding the foregoing, a Participant may within 30 days after Restricted Shares are allocated to him or her under the 2005 Restricted Plan elect under Section 83(b) of the Code (a “Section 83(b) Election”) to include in income as of the date of such allocation the excess, if any, of the fair market value of a share of the

Common Stock on the date the Restricted Shares are allocated, over the price paid by the Participant for the Restricted Shares, if any. Such income will be ordinary (compensation) income which will also constitute wages subject to withholding by the Company. If a Participant subsequently vests in Restricted Shares as to which a Section 83(b) Election has been made, such vesting will not result in a taxable event to the Participant. If a Participant makes a Section 83(b) Election, and subsequently is required under the 2005 Restricted Plan to sell Restricted Shares with respect to which a Section 83(b) Election was made to the Company for the price paid by the Participant, if any, the Participant will not be entitled to a deduction with respect thereto and will not have a capital loss as a result thereof. If a Participant vests in Restricted Shares as to which the Participant has made a Section 83(b) Election, any subsequent realized gain or loss will be a capital gain or loss with the Participant’s holding period measured from the date of allocation and with the Participant’s basis in each Restricted Share being equal to the price paid by the Participant for such share, if any, plus the amount of ordinary income, if any, recognized with respect to such share.

The Company is entitled to a deduction for Federal income tax purposes for its taxable year which ends during the Participant’s taxable year in which the Participant is required to recognize ordinary income with respect to the Restricted Shares. Such deduction will be in an amount equal to the amount included in income by the Participant.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of March 31, 2005, including the Company’s 1988 Stock Option Plan, the Company’s 1998 Stock Option Plan, as amended and restated, the Company’s Restricted Stock Plan, as amended and restated, and various Stock Option Agreements to which the Company is a party.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,438,743	$5.18	299,119
Equity compensation plans not approved by security holders(1)	187,500	$4.08	0

Total	2,626,243	$5.05	299,119

(1)	Includes (i) the Company’s Restricted Stock Plan, and (ii) the Stock Option Agreements entered into between the Company and each of Arnold D. Levitt, Andrew Horsfall, and Kurt A. Goszyk, each of which is described below.

It is not possible to determine the value of a grant of non-incentive options to the Outside Directors under the automatic grant provisions of the 2005 Option Plan as the fair market value of the Common Stock underlying such options cannot be determined until the date of grant. Future awards under the 2005 Option Plan to executive officers and employees are discretionary and cannot be determined at this time. We therefore have not included any such awards in the table above.

Future awards under the 2005 Restricted Plan to employees and certain types of independent contractors are discretionary and cannot be determined at this time. We therefore have not included any such awards in the table above.

Restricted Stock Plan

The Company maintains a Restricted Stock Plan which provides for the grant of shares of Common Stock for services. The shares are subject to a restriction on transfer which requires the holder to remain employed by the Company for up to three years in order to receive the shares. As of March 31, 2005, under the Restricted Stock Plan, no shares of Common Stock were available for distribution by the Board.

Stock Option Agreements

In July 1999, in connection with the hiring of Arnold D. Levitt, our Senior Vice President, the Company entered into a Stock Option Agreement pursuant to which the Company granted Mr. Levitt a ten year option to purchase 50,000 shares of Common Stock at an exercise price of $4.00 per share, the fair market value of the Common Stock on the date of grant. Options with respect to one-fourth of the shares become exercisable on each of the first, second, third and fourth anniversaries of the date of grant.

In April 2002, in connection with the hiring of Andrew Horsfall as Vice President of Worldwide Sales and Marketing, the Company entered into a Stock Option Agreement pursuant to which the Company granted Mr. Horsfall a ten year option to purchase 50,000 shares of Common Stock at an exercise price of $2.22 per share, the fair market value of the Common Stock on the date of grant. Options with respect to one-fourth of the shares become exercisable on each of the first, second, third and fourth anniversaries of the date of grant. Mr. Horsfall left the employ of the Company in November 2003 at which time 37,500 of these options were cancelled.

In August 2002, in connection with the hiring of Kurt A. Goszyk as Vice President, Engineering and Chief Technology Officer, the Company entered into a Stock Option Agreement pursuant to which the Company granted Mr. Goszyk a ten year option to purchase 50,000 shares of Common Stock at an exercise price of $1.50 per share, the fair market value of the Common Stock on the date of grant. Options with respect to one-fourth of the shares become exercisable on each of the first, second, third and fourth anniversaries of the date of grant. In January 2005, the Company and Mr. Goszyk entered in to an Amendment dated as of January 31, 2005 to such Stock Option Agreement extending the term of the 25,000 options remaining outstanding to January 31, 2007.

In May 2001, in connection with the retention of New York investment bank Gerard Klauer Mattison (GKM) as its financial advisor, the Company entered into an Agreement pursuant to which the Company granted GKM a five year warrant to purchase 100,000 shares of Common Stock at an exercise price of $5.00 per share. The fair market value of the Common Stock on the date of grant was $3.10 per share.

SELECTION OF AUDITORS

The Audit Committee has selected Radin, Glass & Co., LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for the fiscal year ending March 31, 2006. Although stockholder ratification of the Board’s action in this respect is not required, the Board’s considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of auditors for the fiscal year ending March 31, 2006.

It is expected that representatives of Radin, Glass & Co., LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.    The aggregate fees billed or to be billed by Radin, Glass & Co., LLP for each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $144,758 for the fiscal year ended March 31, 2005 and $156,499 for the fiscal year ended March 31, 2004.

Audit-Related Fees.    The aggregate fees billed by Radin, Glass & Co., LLP for each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements were $24,593 for the fiscal year ended March 31, 2005 and $9,120 for the fiscal year ended March 31, 2004. The nature of the services performed for these fees was primarily in connection with the audit of the Company’s 401(k) plan and audit consulting in connection with Section 404 internal controls matters under the Sarbanes-Oxley Act of 2002.

Tax Fees.    The aggregate fees billed by Radin, Glass & Co., LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $46,776 for the fiscal year ended March 31, 2005 and $42,574 for the fiscal year ended March 31, 2004. The nature of the services performed for these fees was primarily for preparation of tax returns.

All Other Fees.    The aggregate fees billed by Radin, Glass & Co., LLP in each of the last two fiscal years for products and services other than those reported in the three prior categories were $5,561 for the fiscal year ended March 31, 2005 and $3,750 for the fiscal year ended March 31, 2004. The nature of the services performed for these fees was primarily consulting on international issues.

Policy on Pre-Approval of Services Provided by Radin, Glass & Co., LLP

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent auditor. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has delegated such pre-approval authority to Edward H. Cohen, Chair of the Audit Committee. The Audit Committee pre-approved all audit and permitted non-audit services that were provided after the pre-approval requirements under the Sarbanes-Oxley Act became effective on May 6, 2003.

The Board of Directors recommends a vote FOR ratification of the appointment of the auditors. Proxies received in response to this solicitation will be voted FOR the appointment of the auditors unless otherwise specified in the proxy.

MISCELLANEOUS

Any proposal of an eligible shareholder intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than April 1, 2006. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the next annual meeting of shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company on or prior to May 30, 2006 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholder proposals should be directed to the Secretary of the Company at the address set forth below.

The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. Solicitation may be made by mail, telephone, telegraph and personal interview. The Company may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals.

Copies of the 2005 Annual Report to Shareholders, which includes the Company’s Annual Report to the Securities and Exchange Commission (Form 10-K), are being mailed to shareholders simultaneously with this Proxy Statement.

The Board of Directors of the Company does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

By order of the Board of Directors,

ARNOLD D. LEVITT

Secretary

One Franklin Plaza

Burlington, New Jersey 08016-4907

July 22, 2005

Exhibit A

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED.

2005 STOCK OPTION PLAN

1. Purpose.

The purpose of this Stock Option Plan (the “Plan”) is to induce key personnel, including employees, officers, directors and independent contractors, to remain in the employ or service of Franklin Electronic Publishers, Incorporated. (the “Company”) and its present and future subsidiary corporations (“Subsidiaries”), to attract new key personnel to the employ or service of the Company and the Subsidiaries and to encourage such key personnel to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the “Board”) believes that the granting of stock options (“Options”) under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company.

2. Effective Date of the Plan.

The Plan will become effective on October 1, 2005, subject to stockholder approval at the Company’s Annual Meeting of stockholders to be held on August 24, 2005.

3. Stock Subject to Plan.

1,500,000 of the authorized but unissued shares of the common stock, $.01 par value, of the Company (the “Common Stock”) may be issued upon the exercise of Options and are hereby reserved for such issue; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4. Committee.

The Plan shall be administered by the Stock Option and Compensation Committee (the “Committee”) and shall consist of two or more members of the Board. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a duly called meeting of the Committee at which a quorum is present. Any determination of the Committee signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

5. Administration.

The Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the option agreements or certificates which evidence Options, to determine the individuals (the “Participants”) to whom and the times and the prices at which Options shall be granted, the periods during which Options shall be exercisable, the number of shares of the Common Stock to be subject to Options and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee shall have the authority to determine whether Options granted hereunder shall be (a) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”)), (b) Options which are not incentive stock options (“non-incentive stock options”) or (c) a combination thereof. The Committee’s determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretation by the Committee of the terms of any Option shall be final, binding and conclusive.

6. Eligibility.

An Option may be granted only to (a) key employees of the Company or a Subsidiary (including officers and/or directors), (b) directors of the Company who are not employees or officers of the Company or a Subsidiary, (c) independent contractors hired by the Company or a Subsidiary to provide consulting services for the Company or a Subsidiary and (d) employees of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

7. Option Prices.

A. Except as otherwise provided in Section 20 hereof, the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date such Option is granted; provided, however, that, in the case of a Participant who owns more than 10% of the Common Stock at the time an Option which is an incentive stock option is granted to such Participant, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date such Option is granted.

B. Except as otherwise provided in Section 20 hereof, the initial per share option price of any Option which is a non-incentive stock option shall not be less the fair market value of a share of the Common Stock on the date such Option is granted.

C. For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be equal to (i) the closing sale price of the Common Stock on the American Stock Exchange on such date or (ii) if there is no sale of the Common Stock on such Exchange on such date, the average of the bid and asked prices on such Exchange at the close of the market on such date.

8. Option Term.

Except as otherwise provided in Section 20 hereof, Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, in the case of a Participant who owns more than 10% of the Common Stock at the time an Option which is an incentive stock option is granted to such Participant, the term with respect to such Option shall not be in excess of five years from the date such Option is granted.

9. Limitations on Amount of Stock Options Granted.

A. Except as otherwise provided in Section 20 hereof, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000. Incentive stock options shall only be granted to employees of the Company or a subsidiary (within the meaning of Code Section 424(f)).

B. No Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 100,000 shares of the Common Stock.

10. Exercise of Options.

A. Except as otherwise provided in Section 21 hereof, a Participant may exercise each Option granted to such Participant in such installments as the Committee shall determine at the time of the grant thereof; provided, however, that, unless the Committee shall otherwise determine at the time of grant, a Participant may not exercise an Option prior to the first anniversary of the date of the granting of such Option and a Participant may (i) during the period commencing on the first anniversary of the date of the granting of such Option and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-fourth of the shares subject thereto, (ii) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fourths of the shares originally subject thereto, (iii) during the period commencing on such third anniversary and ending on the day preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fourths of the shares originally subject thereto and (iv) during the period commencing on such fourth anniversary, exercise such Option with respect to all of the shares subject thereto.

B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

C. The Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable in accordance with the provisions of Section 10A hereof.

D. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock which have been owned by the Participant for a minimum period of six months having a fair market value on the date of delivery equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Securities Exchange Act of 1934, as amended, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and to receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

11. Transferability.

A. Except as otherwise provided in Section 11B hereof, no Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to such Participant may be exercised only by him or her.

B. A Participant may, with the prior approval of the Committee, transfer for no consideration an Option which is a non-incentive stock option to or for the benefit of the Participant's Immediate Family, a trust for the exclusive benefit of the Participant's Immediate Family or to a partnership or limited liability company whose sole owners are one or more members of the Participant's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The term “Immediate Family” shall mean the Participant's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren and any of their respective spouses.

12. Termination of Service.

In the event a Participant leaves the employ or service of the Company and its Subsidiaries for any reason, whether voluntarily or otherwise, other than by reason of death, retirement on or subsequent to his or her 65th birthday or “Disability” (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto), each Option granted to such Participant shall, to the extent it is exercisable on the date of such termination of employment or service, terminate upon the earlier to occur of (i) the expiration of three months after the date of such termination of employment or service or (ii) the expiration date specified in such Option. In the event a Participant's employment or service with the Company and its Subsidiaries terminates by reason of death, retirement on or subsequent to his or her 65th birthday or Disability, each Option granted to such Participant shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of six months after the date of such death or Disability or (ii) the expiration date specified in such Option. Notwithstanding the foregoing, if the Committee determines, in its sole discretion that the termination of the Participant’s employment is for “Cause,” the option shall expire immediately upon such termination. For purposes hereof, “Cause” shall mean with respect to any Participant (1) “cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company or any of the Subsidiaries and such Participant, or (2) in the absence of such an agreement, (A) the indictment of such Participant for any illegal conduct, (B) the commission of any act or failure to act by such Participant that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company or any of the Subsidiaries (or their respective employees), whether financially or otherwise, (C) any intentional violation by such Participant of any published rule or policy of the Company or any of the Subsidiaries, or (D) any violation by such Participant of the requirements any contract or agreement between the Company or any of the Subsidiaries and such Participant or this Plan (as in effect from time to time).

13. Adjustment of Number of Shares.

In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option, the number of shares of the Common Stock which may be issued pursuant to the Plan but not yet covered by Options and the number of shares set forth in Sections 9B and 21B hereof shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option, for each share of the Common Stock which may be issued pursuant to the Plan but not yet covered by Options and for each share of the Common Stock referred to in Sections 9B and 21B hereof the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged. In the event that there shall be any change, other than as specified in this Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option, the number or kind of shares which may be issued pursuant to the Plan but not yet covered by Options and the number of shares set forth in Sections 9B and 21B hereof, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each outstanding Option. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any Option. In the event of the dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, all outstanding Options shall terminate unless assumed by the surviving corporation by an exchange or substitution of options for the number of securities of such surviving corporation where such substitution or exchange will not be treated as the grant of new options or a change in form of payment for purposes of Section 409A of the Code.

14. Purchase for Investment, Withholding and Waivers.

A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, such Participant will be required, as a condition of the Company's obligation to issue such shares, to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

C. Each Participant shall be required, as a condition of exercising any non-incentive stock option, to make such arrangements with the Company with respect to withholding as the Committee may determine.

15. No Stockholder Status.

Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16. No Restrictions on Corporate Acts.

Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17. No Employment Right.

Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or other service of the Company or such Subsidiary.

18. Amendment of the Plan.

The Board may at any time make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the American Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification shall be subject to the approval of the stockholders of the Company; provided further, however, that the Board may not, without further approval of stockholders representing a majority of the outstanding shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares of the Common Stock as to which Options which are intended to be incentive stock options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13 hereof), or change the class of persons eligible to receive Options which are intended to be incentive stock options in the Plan. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

19. Expiration and Termination of the Plan.

The Plan shall terminate on September 30, 2015, or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

20. Options Granted in Connection with Acquisitions.

In connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company (an “Acquired Subsidiary”), Options may be granted to employees and other personnel of such Acquired Subsidiary in exchange or substitution for then outstanding options to purchase securities of the Acquired Subsidiary, such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options. Notwithstanding the foregoing, Options shall only be granted pursuant to this Section 20 if (a) the excess of the aggregate fair market value of the shares subject to the Option immediately after such grant over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the option immediately before such grant over the aggregate option price of such shares, (b) the new Option does not give employees additional benefits which they did not have under the outstanding option, and (c) such Option meets any additional requirements so that the grant of such Option will not treated as the grant of new options or a change in form of payment for purposes of Section 409A of the Code.

21. Options for Outside Directors.

A. Notwithstanding any other provision of the Plan, a director of the Company who is not an employee of the Company or a Subsidiary (an “Outside Director”) shall be eligible to receive an Option in accordance with the terms and conditions of this Section 21. Except as otherwise provided in this Section 21, each such Option shall be subject to all of the provisions of the Plan.

B.    I. On the first business day of January of each year, each Outside Director shall be granted an Option to purchase the number of shares of Common Stock equal to the greater of (x) 3,000 or (y) the number derived by dividing $30,000 by the fair market value of a share of Common Stock on the date of grant, decreased by the number of Options granted to such Outside Director pursuant to Section 22B(I) of the Company’s 1998 Stock Option Plan, as amended and restated. If an Outside Director shall become an Outside Director subsequent to the first business day of January during any year, on the first business day on which he or she shall be an Outside Director, he or she shall be granted an Option to purchase the number of shares of the Common Stock equal to the product of (A) the greater of (i) 3,000 or (ii) the number derived by dividing $30,000 by the fair market value of a share of Common Stock on the date of grant and (B) the fraction the numerator of which shall be the lesser of (x) four and (y) the number of regularly scheduled meetings of the Board remaining in such calendar year and the denominator of which shall be four, decreased by the number of Options granted to such Outside Director pursuant to Section 22B(I) of the Company’s 1998 Stock Option Plan, as amended and restated.

II. The Board may grant additional Options, in such amounts and at such times as the Board may determine, to Outside Directors.

III. The per share option price of each Option granted to an Outside Director shall be equal to the fair market value of a share of the Common Stock on the date such Option is granted.

IV. The term of each Option granted to an Outside Director shall be ten years.

V. Each Option granted to an Outside Director shall be exercisable as to all shares of the Common Stock covered thereby commencing on the date six months after the date on which such Option is granted.

Exhibit B

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

2005 RESTRICTED STOCK PLAN

1. Purpose.    The purpose of this 2005 Restricted Stock Plan (the “Plan”) is to induce employees and certain independent contractors to remain in the employ or service of FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED (the “Company”) and its present and future subsidiary corporations (“Subsidiaries”), to encourage ownership of shares in the Company by employees and certain independent contractors and to provide additional incentive for such persons to promote the success of the Company’s business.

2. Restricted Share Reserve.    There shall be established a Restricted Share Reserve to which shall be credited 50,000 shares of the Company’s Common Stock, $.01 par value (the “Common Stock”). All certificates for shares of Common Stock delivered under the Plan (“Restricted Shares”) shall be subject to such restrictions as the Stock Option and Compensation Committee of the Board of Directors (the “Committee”) shall deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. In the event that the shares of the Common Stock should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, the number and kind of shares then remaining in the Restricted Share Reserve shall be appropriately adjusted to reflect such action. If any such adjustment shall result in a fractional share, such fraction shall be disregarded. Upon the allocation of any Restricted Shares, the Restricted Share Reserve shall be reduced by the number of Restricted Shares so allocated and upon the reacquisition of any Restricted Shares pursuant to Section 6 hereof, the Restricted Share Reserve shall be increased by the number of Restricted Shares so reacquired, and such Restricted Shares may again be the subject of allocation hereunder. Distributions of Restricted Shares may, as the Board of Directors of the Company (the “Board”) shall in its sole discretion determine, be made from authorized and unissued shares or from treasury shares. All authorized and unissued shares issued as Restricted Shares in accordance with the Plan shall be fully paid and nonassessable shares and free from preemptive rights.

3. Administration of the Plan.    The Plan shall be administered by the Committee. The Committee shall consist of two or more members of the Board. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a duly called meeting of the Committee at which a quorum is present. Any determination of the Committee signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held. For the purpose of the foregoing, the terms “stock”, “stock options” and “affiliates” are as used in the rules and regulations under the Securities Exchange Act of 1934 as now in effect or hereafter amended. Subject to the provisions of the Plan, the Committee shall have plenary authority in its discretion to select the individuals (the “Participants”) to whom Restricted Shares shall be allocated, the number of Restricted Shares to be included in each allocation, the time or times at which Restricted Shares shall be allocated (the date of any such action of the Committee being hereinafter called an “Allocation Date”) and whether the Restricted Shares included in any allocation shall be granted to the respective Participant or sold to the respective Participant and, if sold, the purchase price therefore. The Committee shall also have discretionary authority to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to it. Any determination by the Committee in carrying out, administering or construing the Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors and personal representatives.

4. Eligibility.    An allocation of Restricted Shares may be made only to (1) employees, including clerical employees, of the Company or its subsidiaries, and (2) independent contractors hired by the Company or its subsidiaries to provide, on a regular basis and for compensation, consulting services for the Company or its subsidiaries.

5. Factors Considered in Allocating Restricted Shares.    In making any determination as to Participants to whom allocations of Restricted Shares shall be made, as to the number of Restricted Shares to be allocated to any Participant and as to whether the Restricted Shares allocated to any Participant should be granted to the Participant or sold to the Participant and, if sold, as to the price to be paid by the Participant, the Committee shall take into account the duties of the respective Participants, their present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

6. Restricted Shares.    Except as otherwise provided in the following paragraph of this Section, the Restricted Shares allocated to a Participant may not be sold, assigned, transferred or otherwise disposed of, and may not be pledged or hypothecated, prior to the expiration of a three year period from the Allocation Date. In addition, if the Participant to whom Restricted Shares have been allocated leaves the employ or service of the Company or its subsidiaries for any reason (other than death) prior to the expiration of a three year period from the Allocation Date, he or she shall be obligated to redeliver such Restricted Shares to the Company immediately and, if the Participant paid for such Restricted Shares, the Company shall pay to him, in redemption of such shares, an amount equal to the price paid by the employee for such Restricted Shares.

Anything herein to the contrary notwithstanding, the restrictions set forth in the foregoing paragraph of this Section shall terminate as to all of the Restricted Shares allocated to a Participant upon such Participant’s death.

Upon the allocation to a Participant of Restricted Shares, the Participant shall thereupon be a shareholder with respect to all the Restricted Shares represented by such certificate or certificates and shall, subject to the provisions of the Plan, have the rights of a shareholder with respect to such Restricted Shares, including the right to vote such Restricted Shares and to receive all dividends and other distributions paid with respect to such Restricted Shares; provided, however, that in the event that the shares of Common Stock should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, all provisions of the Plan relating to restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or securities to the extent applicable to the Restricted Shares with respect to which they were distributed.

The Participant receiving Restricted Shares shall (a) agree that such Restricted Shares shall be subject to, and shall be held by him or her in accordance with all of the applicable terms and provisions of, the Plan; (b) represent and warrant to the Company that he or she is acquiring the Restricted Shares for investment for his or her own account (unless there is then current a prospectus relating to the Restricted Shares under Section 10(a) of the Securities Act of 1933) and that he or she will not sell or otherwise dispose of said shares except in compliance with the Securities Act of 1933; (c) agree that the Company may place on the certificates representing the Restricted Shares or new or additional or different shares or securities distributed with respect to the Restricted Shares such legend or legends as the Company may deem appropriate and that the Company may place a stop transfer order with respect to such Restricted Shares with the Transfer Agent(s) for the Common Stock; and (d) at his or her own option, (i) be entitled to make the election permitted under Section 83(b) of the Internal Revenue Code to include in gross income in the taxable year in which the Restricted Shares are transferred to him or her, the excess of the fair market value of such shares at the time of transfer over the amount, if any, paid by the Participant for such shares, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Internal Revenue Code, or (ii) he or she may elect to include in gross income the excess of the fair market value of the Restricted Shares as of the date on which such restriction lapses over the amount, if any, paid by the Participant for such shares. The foregoing agreement, representation and warranty shall be contained in an agreement in writing which shall be delivered by the Participant to the Company. The Committee shall adopt, from time to time, such rules with respect to the return of executed agreements as it deems appropriate and failure by the Participant to comply with such rules shall terminate the allocation of such Restricted Shares to the Participant.

7. Expenses of Administration.    All costs and expenses incurred in the operation and administration of the Plan shall be borne by the Company.

8. Amendment, Suspension or Termination of the Plan.    The Board may at any time amend, suspend or terminate the Plan in whole or in part or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the American Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, that such amendment shall not affect adversely rights or obligations with respect to allocations theretofore made.

9. Governing Law.    The Plan shall be governed by the laws of the State of Pennsylvania.

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

August 24, 2005

        This Proxy Is Solicited On Behalf of the Board of Directors

        The undersigned hereby appoints BARRY J. LIPSKY and ARNOLD D. LEVITT, or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all shares of stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders (including all adjournments thereof) of FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED to be held on Wednesday, August 24, 2005 at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York.

        The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4.

1.     ELECTION OF DIRECTORS

☐ FOR all nominees	☐ WITHHOLD AUTHORITY to vote for all nominees

        Edward H. Cohen, Barry J. Lipsky, Leonard M. Lodish, James Meister, Howard L. Morgan, Jerry R. Schubel, James H. Simons and William H. Turner.

        Shareholders may withhold authority to vote for any nominee(s) by writing the name of that nominee in the space provided below.

2.     APPROVAL of the adoption of the Company’s 2005 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.     APPROVAL of the adoption of the Company’s 2005 Restricted Stock Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.     RATIFY the appointment of Radin, Glass & Co., LLP, as the independent auditors of the Company for the fiscal year ending March 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The proxy is authorized to transact such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR items 1, 2, 3 and 4 in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.

Dated: , 2005

Print Name

Signature

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.